EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

1	2103393 Ontario, Inc., a 100%-owned foreign subsidiary, incorporated in Canada
2	APEI UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
3	APEI Unlimited IOM, a 100%-owned foreign subsidiary, incorporated in Isle of Man
4	Beteiligungen Sonoco Deutschland Vermogensverwaltungsgesellschaft mbh, a 100%-owned foreign subsidiary, incorporated in Germany
5	Sonoco Consumer Products Greencan, a 100%-owned foreign subsidiary, incorporated in France
6	Cap Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
7	Capseals Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
8	Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
9	Clear Lam Flexible Films (Nanjing) Co., Ltd., a 100%-owned foreign subsidiary, incorporated in China
10	Clear Pack Company, a 100%-owned domestic subsidiary, incorporated in Illinois
11	Colombiana P.M., LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
12	Conitex Sonoco (Mexico), S. de R.L. de C.V., a 100% owned foreign subsidiary, incorporated in Mexico
13	Conitex Sonoco Hellas S.A., a 100% owned foreign subsidiary, incorporated in Greece
14	Conitex Sonoco Holding B.V., a 100% owned foreign subsidiary, incorporated in the Netherlands
15	Conitex Sonoco India Pvt. Ltd., a 100% owned foreign subsidiary, incorporated in India
16	Conitex Sonoco N.V., a 100%-owned foreign subsidiary, incorporated in Antilles
17	Conitex Sonoco Shanghai Ltd., a 100% owned foreign subsidiary, incorporated in China
18	Conitex Sonoco Suzhou Co. Ltd., a 100% owned foreign subsidiary, incorporated in China
19	Conitex Sonoco Taiwan Ltd., a 100% owned foreign subsidiary, incorporated in Taiwan
20	Conitex Sonoco USA, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina
21	Conitex Sonoco, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
22	Convex Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
23	Corenso North America, a 100%-owned domestic subsidiary, incorporated in Delaware
24	Corenso Richmond, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
25	Corepak Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
26	CP Acquisition, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
27	Dezhou Recycle, Inc, a 100% owned foreign subsidiary, incorporated in China
28	Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
29	Fair Lawn Packaging Services, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
30	Friarsgate Studio Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
31	Graffo Paranaense De Embalagens, S.A., a 66.67%-owned foreign subsidiary, incorporated in Brazil
32	Grove Mill Paper Company Limited, a 99.9%-owned foreign subsidiary, incorporated in the United Kingdom
33	Gunther of America, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
34	Hartsville Corrugating, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
35	Highland Packaging Solutions, LLC, a 100%-owned domestic subsidiary, incorporated in Florida
36	Industrial Machine Co., Inc., a 100%-owned domestic subsidiary, incorporated in Missouri
37	Inversiones Sonoco Limitada, a 100%-owned foreign subsidiary, incorporated in Chile
38	Italtubetti, SpA, a 100% owned foreign subsidiary, incorporated in Italy
39	Laminar Medica (CE) s.r.o., a 100%-owned foreign subsidiary, incorporated in the Czech Republic
40	Laminar Medica Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
41	Manufacturas Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
42	Packaging Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
43	Papcor (Dezhou) Packaging Material Co. Ltd., a 50% owned foreign subsidiary, incorporated in China
44	Papertech Dezhou Co. Ltd., a 100% owned foreign subsidiary, incorporated in China
45	Papertech SL, a 100% owned foreign subsidiary, incorporated in Spain

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

46	Peninsula Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in California
47	PenPack, LLC, a 100%-owned domestic subsidiary, incorporated in California
48	Penpack, S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
49	PT Conitex Sonoco, a 100% owned foreign subsidiary, incorporated in Indonesia
50	PT Papcor Asia Pacific, a 50% owned foreign subsidiary, incorporated in Indonesia
51	PT Papertech Indonesia, a 100% owned foreign subsidiary, incorprated in Indonesia
52	PT Sonoco Indonesia, a 98.33%-owned foreign subsidiary, incorporated in Indonesia
53	Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
54	Skjern Paper Aps, a 100%- owned foreign subsidiary, incorporated in Denmark
55	SMB GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
56	SMP I, LLC, a 100%- owned domestic subsidiary, incorporated in Delaware
57	Sonoco (Shanghai) Co., Ltd, a 98.33%-owned foreign subsidiary, incorporated in China
58	Sonoco (Taicang) Packaging Co., Ltd, a 98.33%-owned foreign subsidiary, incorporated in China
59	Sonoco (Weifang) Packaging Company, Ltd., a 98.33%-owned foreign subsidiary, incorporated in China
60	Sonoco Absorbent Technologies Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
61	Sonoco Absorbent Technologies, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
62	Sonoco Alcore - Demolli S.r.l., a 100%-owned foreign subsidiary, incorporated in Italy
63	Sonoco Alcore AB, a 100%-owned foreign subsidiary, incorporated in Sweden
64	Sonoco Alcore GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
65	Sonoco Alcore N.V., a 100%-owned foreign subsidiary, incorporated in Belgium
66	Sonoco Alcore Nederland B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
67	Sonoco Ambalaj Sanayi Ve Ticaret Limited Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey
68	Sonoco Asia Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
69	Sonoco Asia Management Company, L.L.C., a 95.91%-owned domestic subsidiary, incorporated in Delaware
70	Sonoco Asia, L.L.C., a 98.33%-owned domestic subsidiary, incorporated in Delaware
71	Sonoco Australia Pty Ltd, a 100%-owned foreign subsidiary, incorporated in Australia
72	Sonoco Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
73	Sonoco Bonmati, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain
74	Sonoco Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
75	Sonoco Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
76	Sonoco Comercial, S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
77	Sonoco Consumer Products Dordrecht B.V. (fka Dorpak B.V.), a 100%-owned foreign subsidiary, incorporated in Netherlands
78	Sonoco Consumer Products Europe GmbH (fka Weidenhammer Packaging Group GmbH), a 100%-owned foreign subsidiary, incorporated in Germany
79	Sonoco Consumer Products Hellas S.A. (fka Weidenhammer Hellas S.A.), a 100%-owned foreign subsidiary, incorporated in Greece
80	Sonoco Consumer Products Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
81	Sonoco Consumer Products Mechelen BVBA (fka Weidenhammer Belgium BVBA), a 100%-owned foreign subsidiary, incorporated in Belgium
82	Sonoco Consumer Products Montanay SAS (fka Neuvibox SAS), a 100%-owned foreign subsidiary, incorporated in France
83	Sonoco Consumer Products Poland Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
84	Sonoco Consumer Products SAS, a 100%-owned foreign subsidiary, incorporated in France
85	Sonoco Consumer Products South Africa (PTY) Ltd., a 100%-owned foreign subisidiary, incorporated in South Africa
86	Sonoco Consumer Products Zwenkau GmbH (fka fka Weidenhammer Plastice Packaging GmbH), a 100%-owned foreign subsidiary, incorporated in Germany
87	Sonoco Cores and Paper Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
88	Sonoco de Colombia Ltda, a 100%-owned foreign subsidiary, incorporated in Colombia
89	Sonoco Deutschland GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
90	Sonoco Deutschland Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

91	Sonoco Development, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
92	Sonoco do Brasil Participacoes Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil
93	Sonoco do Brazil Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil
94	Sonoco Elk Grove, Inc., a 100%-owned domestic subsidiary, incorporated in Illinois
95	Sonoco Flexible Packaging Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
96	Sonoco Flexible Packaging Co., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
97	Sonoco Graphics India Private Limited, a 71.02%-owned foreign subsidiary, incorporated in India
98	Sonoco Hickory, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina
99	Sonoco Holdings UK Limited, a 100%-owned domestic subsidiary, dually incorporated in Delaware and in the United Kingdom
100	Sonoco Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
101	Sonoco Hutchinson, LLC, a 100%-owned domestic subsidiary, incorporated in Kansas
102	Sonoco Iberia, S.L.U., a 100%-owned foreign subsidiary, incorporated in Spain
103	Sonoco International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
104	Sonoco IPD France SAS, a 100%-owned foreign subsidiary, incorporated in France
105	Sonoco JV GmbH & Co. KG, a 100%-owned foreign subsidiary, incorporated in Germany
106	Sonoco Kaiping Packaging Co. Ltd., a 98.33%-owned foreign subsidiary, incorporated in China
107	Sonoco Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
108	Sonoco Luxembourg Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
109	Sonoco Luxembourg S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
110	Sonoco Metal Packaging Holdings, LLC, a 100%- owned domestic subsidiary, incorporated in Delaware
111	Sonoco Metal Packaging, LLC, a 100%- owned domestic subsidiary, incorporated in Delaware
112	Sonoco Milnrow, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
113	Sonoco Netherlands Holding II BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
114	Sonoco Netherlands Holding III BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
115	Sonoco New Zealand Limited, a 100%-owned foreign subsidiary, incorporated in New Zealand
116	Sonoco of Puerto Rico,Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
117	Sonoco Operadora S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
118	Sonoco Packaging Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
119	Sonoco Packaging Tapes Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
120	Sonoco Paper Mill & IPD Hellas SA, a 100%-owned foreign subsidiary, incorporated in Greece
121	Sonoco Paperboard Group, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
122	Sonoco Partitions, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
123	Sonoco Phoenix, LLC, a 100%-owned domestic subsidiary, incorporated in Ohio
124	Sonoco Pina, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain
125	Sonoco Plastics B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
126	Sonoco Plastics Canada ULC, a 100%-owned foreign subsidiary, incorporated in Canada
127	Sonoco Plastics Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
128	Sonoco Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
129	Sonoco Poland Holdings B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
130	Sonoco Polysack A/S, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
131	Sonoco Polysack Limited, a 100%-owned domestic subsidiary, dually incorporated in South Carolina and in the United Kingdom
132	Sonoco Products Company UK, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
133	Sonoco Products Malaysia Sdn Bhd, a 98.33%-owned foreign subsidiary, incorporated in Malaysia
134	Sonoco Protective Solutions, Inc., a 100%-owned domestic subsidiary, incorporated in Pennsylvania
135	Sonoco Recycling - International Trade Group, LLC (fka Reparco USA, Inc.), a 100%-owned domestic subsidiary, incorporated in California
136	Sonoco Recycling, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

137	Sonoco Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
138	Sonoco Retail Packaging S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
139	Sonoco SAS, a 100%-owned foreign subsidiary, incorporated in France
140	Sonoco Saudi Limited Company, a 51%-owned foreign subsidiary, incorporated in Saudi Arabia
141	Sonoco Services, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
142	Sonoco Singapore Pte. Ltd., a 98.33%-owned foreign subsidiary, incorporated in Singapore
143	Sonoco Taiwan Ltd, a 98.33%-owned foreign subsidiary, incorporated in Taiwan
144	Sonoco TEQ Holdings Ltd, a 100%-owned foreign subsidiary, incorporated in United Kingdom
145	Sonoco TEQ LLC , a 100%-owned domestic subsidiary, incorporated in Delaware
146	Sonoco TEQ Ltd, a 100%-owned foreign subsidiary, incorporated in United Kingdom
147	Sonoco TEQ Sp. Z.o.o, a 100%-owned foreign subsidiary, incorporated in Poland
148	Sonoco Thailand Ltd, a 98.33%-owned foreign subsidiary, incorporated in Thailand
149	Sonoco UK Leasing Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
150	Sonoco Venezolana, C.A., a 90%-owned foreign subsidiary, incorporated in Venezuela
151	Sonoco Venture International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
152	Sonoco Ventures UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
153	Sonoco Wisconsin Rapids Core Plant, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
154	Sonoco Wisconsin Rapids Paper Mill, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
155	Sonoco Wisconsin Rapids, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
156	Sonoco Yatai Pinghu Packaging Co Ltd, a 98.33%-owned foreign subsidiary, incorporated in China
157	Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
158	Sonoco-Alcore AS, a 100%-owned foreign subsidiary, incorporated in Norway
159	Sonoco-Alcore Oy, a 100%-owned foreign subsidiary, incorporated in Finland
160	Sonoco-Alcore S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
161	Sonoco-Alcore Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
162	Sonoco-Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
163	SPC Capital Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
164	SPC Liquidation, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
165	SPC Management, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
166	SPC Mexico Holdings, Inc.,a 100%- owned domestic subsidiary, incorporated in Delaware
167	SPC Resources, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
168	SR Holdings of the Carolinas, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
169	Tegrant Alloyd Brands, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
170	Tegrant Corporation, a 100%-owned domestic subsidiary, incorporated in Delware
171	Tegrant de Mexico, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
172	Tegrant International, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
173	Tegrant Property Holdings, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
174	ThermoSafe Brands Asia PTE, LTD., a 100%-owned foreign subsidiary, incorporated in Singapore
175	ThermoSafe Brands Europe Ltd., a 100%-owned foreign subsidiary, incorporated in Ireland
176	TPT Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
177	Trident Graphics NA LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
178	Tubo-Tec Nordeste Industria, 100% -owned foreign subsidiary, incorporated in Brazil
179	U.S. Paper Mills Corp., a 100%-owned domestic subsidiary, incorporated in Wisconsin
180	Weidenhammer Chile Ltda., a 65%-owned foreign subsidiary, incorporated in Chile

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

181	Weidenhammer UK Ltd., 100%-owned foreign subsidiary, incorporated in the United Kingdom
182	Wisenberg U.S., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina